Exhibit 99.1

THIRD QUARTER 2022 FINANCIAL RESULTS

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by RH (“we,” “us,” “our” or the “Company”) on December 8, 2022 (the “Original 8-K”). The Original 8-K furnished a shareholder letter announcing the Company’s financial results for the third quarter ended October 29, 2022 as Exhibit 99.2 (the “Exhibit”).

We are correcting the Exhibit in order to furnish updated non-GAAP information and specifically to set forth certain modifications in how we determine the applicable adjusted tax rate for purposes of calculating non-GAAP adjusted net income and adjusted diluted net income per share for the three and nine months ended October 29, 2022 as previously set forth in the Exhibit (collectively, the updated “Updated Non-GAAP Adjusted Net Income Information”).

We filed amended Quarterly Reports on Form 10-Q/A with the SEC on March 27, 2023 (collectively, the “10-Q Amendments”) in order to implement certain required restatements (collectively, the “Restatements”). The Restatements are limited to the calculation of basic and diluted net income per share, including the weighted-average shares used in the computation of the diluted net income per share.

The corrected Exhibit also reflects changes to the furnished financial information as a result of the Restatements.

Other than the changes described above to reflect the Updated Non-GAAP Adjusted Net Income Information and the Restatements, no other changes have been made to the Exhibit.

RETAIL METRICS

(Unaudited)

We operated the following number of locations:

	OCTOBER 29, 2022	OCTOBER 30, 2021
RH
Design Galleries(1)	28	26
Legacy Galleries	35	36
Modern Galleries	1	1
Baby & Child and TEEN Galleries	3	3
Total Galleries	67	66
Outlets(2)	39	38
Guesthouse(1)	1	—
Waterworks Showrooms	14	14
(1)	As of October 29, 2022 and October 30, 2021, fifteen and twelve of our Design Galleries or Guesthouse included an integrated RH Hospitality experience, respectively.
(2)	Net revenues for outlet stores were $64 million and $77 million for the three months ended October 29, 2022 and October 30, 2021, respectively. Net revenues for outlet stores were $203 million and $208 million for the nine months ended October 29, 2022 and October 30, 2021, respectively.

The following table presents RH Gallery and Waterworks Showroom metrics, and excludes Outlets:

	THREE MONTHS ENDED
	OCTOBER 29, 2022		OCTOBER 30, 2021
	COUNT	TOTAL LEASED SELLING SQUARE FOOTAGE	COUNT	TOTAL LEASED SELLING SQUARE FOOTAGE
		(in thousands)		(in thousands)
Beginning of period	81	1,291	80	1,180
RH Design Galleries:
Oak Brook Design Gallery	—	—	1	37.7
RH Legacy Galleries:
Tysons legacy Gallery (relocation)	—	—	—	8.5
Oak Brook legacy Gallery	—	—	(1)	(10.0)
End of period	81	1,291	80	1,217
Weighted-average leased selling square footage		1,291		1,197
% growth vs. same quarter last year		8%		3%

See the Company’s most recent Form 10-K and Form 10-Q filings for square footage definitions.

Total leased square footage as of October 29, 2022 and October 30, 2021 was approximately 1,737,000 and 1,624,000, respectively.

Weighted-average leased square footage for the three months ended October 29, 2022 and October 30, 2021 was approximately 1,737,000 and 1,600,000, respectively.

In addition, we operated one RH Guesthouse with leased square footage of approximately 24,800 square feet as of October 29, 2022.

T-1	THIRD QUARTER 2022 FINANCIAL RESULTS

ESTIMATED DILUTED SHARES OUTSTANDING

(Shares outstanding in millions)

	ILLUSTRATIVE AVERAGE STOCK PRICES

	Q4 2022
Average stock price	$200	$250	$300	$350	$400	$450
Estimated adjusted diluted shares outstanding(1)	25.51	25.80	26.03	26.20	26.35	26.53

	FISCAL 2022
Implied average stock price(2)	$276	$288	$301	$313	$326	$338
Estimated adjusted diluted shares outstanding(1)	26.41	26.48	26.54	26.58	26.62	26.66
(1)	The Q4 2022 adjusted diluted shares outstanding include 0.033 million, 0.062 million, 0.082 million, 0.098 million and 0.110 million incremental shares at $250, $300, $350, $400 and $450 average share prices, respectively, due to dilution from the remaining convertible notes outstanding. There is immaterial dilution from the remaining convertible senior notes outstanding at the $200 average share price for Q4 2022. The fiscal 2022 adjusted diluted shares outstanding include 0.132 million, 0.140 million, 0.147 million, 0.152 million, 0.156 million and 0.159 million incremental shares at $276, $288, $301, $313, $326 and $338 average share prices, respectively, due to dilution from the convertible notes and warrant agreements through the termination dates of the related bond hedge contracts in the first quarter of fiscal 2022.
(2)	The implied fiscal 2022 average stock price is calculated by averaging (1) the actual average share price of $365.86 for the three months ended April 30, 2022, (2) the actual average share price of $271.73 for the three months ended July 30, 2022, (3) the actual average share price of $266.31 for the three months ended October 29, 2022 and (3) an estimated average stock price for the remainder of fiscal 2022, as noted above.

Note: The table above is intended to demonstrate the impact stock prices could have on our adjusted diluted shares outstanding due to 1) additional in-the-money options, 2) the higher cost of acquired shares under the treasury stock method and 3) dilution resulting from the outstanding convertible senior notes. The table above includes the impact of the repurchase of 127,557 shares of our common stock during the three months ended October 29, 2022 under our Share Repurchase Program; however, it does not include the potential impact of future repurchases under such plan.

For adjusted dilution purposes, we will incur dilution above the strike prices of the $335 million aggregate principal amount of convertible senior notes that were issued in June 2018 (the “2023 Notes”) and the $350 million aggregate principal amount of convertible senior notes that were issued in September 2019 (the “2024 Notes”) of $193.65 and $211.40, respectively.

The calculation also includes assumptions around the timing and number of options exercises. Actual diluted shares outstanding may differ if actual exercises differ from estimates. The stock option awards outstanding for RH’s Chairman and CEO are included in all of the adjusted diluted shares outstanding scenarios above based on the exercise prices of $75.43, $50.00 and $385.30 for the July 2013, May 2017 and October 2020 grants, respectively.

T-2	THIRD QUARTER 2022 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	THREE MONTHS ENDED				NINE MONTHS ENDED
	OCTOBER 29,	% OF NET	OCTOBER 30,	% OF NET	OCTOBER 29,	% OF NET	OCTOBER 30,	% OF NET
	2022	REVENUES	2021	REVENUES	2022	REVENUES	2021	REVENUES
					(restated)
	(in thousands, except per share amounts)
Net revenues	$869,066	100.0%	$1,006,428	100.0%	$2,817,978	100.0%	$2,856,079	100.0%
Cost of goods sold	448,288	51.6	501,174	49.8	1,375,399	48.8	1,456,172	51.0
Gross profit	420,778	48.4	505,254	50.2	1,442,579	51.2	1,399,907	49.0
Selling, general and administrative expenses	250,528	28.8	232,715	23.1	832,627	29.6	690,492	24.2
Income from operations	170,250	19.6	272,539	27.1	609,952	21.6	709,415	24.8
Other expenses
Interest expense—net	31,417	3.7	13,223	1.4	78,536	2.7	40,112	1.3
Loss on extinguishment of debt	—	—	18,513	1.8	169,578	6.0	21,784	0.8
Other expense—net	1,989	0.2	—	—	4,841	0.2	—	—
Total other expenses	33,406	3.9	31,736	3.2	252,955	8.9	61,896	2.1
Income before income taxes and equity method investments	136,844	15.7	240,803	23.9	356,997	12.7	647,519	22.7
Income tax expense (benefit)	36,162	4.1	54,391	5.4	(70,867)	(2.5)	99,124	3.5
Income before equity method investments	100,682	11.6	186,412	18.5	427,864	15.2	548,395	19.2
Share of equity method investments losses	(1,922)	(0.2)	(2,313)	(0.2)	(6,118)	(0.2)	(6,894)	(0.2)
Net income	$98,760	11.4%	$184,099	18.3%	$421,746	15.0%	$541,501	19.0%
Weighted-average shares used in computing basic net income per share	23,681,482		21,430,557		23,588,464		21,200,146
Basic net income per share	$4.17		$8.59		$17.88		$25.54
Weighted-average shares used in computing diluted net income per share	26,098,265		31,291,079		26,947,087		31,493,396
Diluted net income per share	$3.78		$5.88		$15.65		$17.19

T-3	THIRD QUARTER 2022 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	OCTOBER 29,	JANUARY 29,
	2022	2022

	(in thousands)
ASSETS
Cash, cash equivalents and restricted cash	$2,154,348	$2,177,889
Merchandise inventories	819,299	734,289
Other current assets	292,810	179,264
Total current assets	3,266,457	3,091,442
Property and equipment—net	1,577,900	1,227,920
Operating lease right-of-use assets	536,452	551,045
Goodwill and intangible assets	215,290	214,261
Equity method investments	97,005	100,810
Deferred tax assets and other non-current assets	190,611	354,992
Total assets	$5,883,715	$5,540,470
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$389,965	$442,379
Convertible senior notes due 2023—net	1,702	9,389
Convertible senior notes due 2024	—	3,600
Deferred revenue and customer deposits	361,113	387,933
Other current liabilities	182,396	220,457
Total current liabilities	935,176	1,063,758
Asset based credit facility	—	—
Term loan B—net	1,940,701	1,953,203
Term loan B-2—net	469,396	—
Real estate loans	17,912	—
Convertible senior notes due 2023—net	—	59,002
Convertible senior notes due 2024—net	41,696	184,461
Non-current operating lease liabilities	521,093	540,513
Non-current finance lease liabilities	656,643	560,550
Other non-current obligations	7,151	8,706
Total liabilities	4,589,768	4,370,193
Stockholders’ equity	1,293,947	1,170,277
Total liabilities and stockholders’ equity	$5,883,715	$5,540,470

T-4	THIRD QUARTER 2022 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	NINE MONTHS ENDED
	OCTOBER 29,	OCTOBER 30,
	2022	2021

	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$421,746	$541,501
Adjustments to reconcile net income to net cash provided by operating activities:
Non-cash operating lease cost and finance lease interest expense	79,438	73,552
Depreciation and amortization	79,760	71,375
Stock-based compensation expense	33,725	37,426
Loss on extinguishment of debt	169,578	21,784
Asset impairments	19,080	7,354
Other non-cash items	15,348	(13,260)
Change in assets and liabilities:
Merchandise inventories	(96,598)	(89,225)
Prepaid expenses and other current assets	(152,892)	(39,168)
Landlord assets under construction—net of tenant allowances	(43,380)	(50,351)
Deferred revenue and customer deposits	(26,604)	104,419
Other changes in assets and liabilities	(163,180)	(131,725)
Net cash provided by operating activities	336,021	533,682
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(109,675)	(153,774)
Equity method investments	(2,313)	(4,816)
Proceeds from sale of asset	5,287	—
Net cash used in investing activities	(106,701)	(158,590)
CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings under term loans	485,000	2,000,000
Net borrowings under real estate loans	15,996	—
Repayment under convertible senior notes repurchase obligation	(395,372)	—
Debt issuance costs	(27,733)	(26,411)
Repayments of convertible senior notes	(13,053)	(235,126)
Proceeds from termination of convertible senior note hedges	231,796	—
Payments for termination of common stock warrants	(390,934)	—
Repurchases of common stock—including commissions	(286,441)	—
Proceeds from exercise of stock options	153,568	30,080
Other financing activities	(28,508)	(47,029)
Net cash provided by (used in) financing activities	(255,681)	1,721,514
Effects of foreign currency exchange rate translation	(1,155)	34
Net increase (decrease) in cash and cash equivalents, restricted cash and restricted cash equivalents	(27,516)	2,096,640
Cash and cash equivalents, restricted cash and restricted cash equivalents
Beginning of period—cash and cash equivalents	2,177,889	100,446
Beginning of period—restricted cash equivalents (acquisition related escrow deposits)	3,975	6,625
Beginning of period—cash and cash equivalents	$2,181,864	$107,071

End of period—cash and cash equivalents	2,150,466	2,198,961
End of period—restricted cash	3,882	—
End of period—restricted cash equivalents (acquisition related escrow deposits)	—	4,750
End of period—cash and cash equivalents, restricted cash and restricted cash equivalents	$2,154,348	$2,203,711

T-5	THIRD QUARTER 2022 FINANCIAL RESULTS

CALCULATION OF FREE CASH FLOW AND ADJUSTED FREE CASH FLOW

(Unaudited)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	OCTOBER 29,	OCTOBER 30,	OCTOBER 29,	OCTOBER 30,
	2022	2021	2022	2021

	(in thousands)
Net cash provided by operating activities	$143,505	$216,964	$336,021	$533,682
Capital expenditures	(47,117)	(71,636)	(109,675)	(153,774)
Free cash flow(1)(3)	96,388	145,328	226,346	379,908
Proceeds from sale of asset	5,287	—	5,287	—
Adjusted free cash flow(2)(3)	$101,675	$145,328	$231,633	$379,908
(1)	Free cash flow is net cash provided by operating activities less capital expenditures. Free cash flow for the three and nine months ended October 30, 2021 includes the effect of $34 million and $39 million, respectively, relating to the portion of repayments of convertible senior notes attributable to debt discount upon settlement (such portion of the debt settlement reduces net cash provided by operating activities in the reported period). We adopted ASU 2020-06 as of the first quarter of fiscal 2022. No amortization of the debt discounts were recognized during the three or nine months ended October 29, 2022 since we recombined the previously outstanding equity component of the 2023 Notes and 2024 Notes upon the adoption of ASU 2020-06, which resulted in an increase in the balance of convertible debt outstanding.
(2)	Adjusted free cash flow is free cash flow inclusive of proceeds from sale of asset.
(3)	Free cash flow and adjusted free cash flow are non-GAAP financial measures and are included in this shareholder letter because we believe that these measures provide useful information to our senior leadership team and investors in understanding the strength of our liquidity and our ability to generate additional cash from our business operations. Free cash flow and adjusted free cash flow should not be considered in isolation or as an alternative to cash flows from operations calculated in accordance with GAAP, and should be considered alongside our other liquidity performance measures that are calculated in accordance with GAAP, such as net cash provided by operating activities and our other GAAP financial results. Our senior leadership team uses these non-GAAP financial measures in order to have comparable financial results for the purpose of analyzing changes in our underlying business from quarter to quarter. Our measures of free cash flow and adjusted free cash flow are not necessarily comparable to other similarly titled measures for other companies due to different methods of calculation.

CALCULATION OF ADJUSTED CAPITAL EXPENDITURES

(Unaudited)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	OCTOBER 29,	OCTOBER 30,	OCTOBER 29,	OCTOBER 30,
	2022	2021	2022	2021

	(in thousands)
Capital expenditures	$47,407	$71,636	$109,965	$153,774
Landlord assets under construction—net of tenant allowances	11,782	6,999	44,242	50,351
Adjusted capital expenditures(1)	$59,189	$78,635	$154,207	$204,125
(1)	We define adjusted capital expenditures as capital expenditures from investing activities and cash outflows of capital related to construction activities to design and build landlord-owned leased assets, net of tenant allowances received during the construction period.

T-6	THIRD QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME

(Unaudited)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	OCTOBER 29,	OCTOBER 30,	OCTOBER 29,	OCTOBER 30,
	2022	2021	2022	2021

	(in thousands)
GAAP net income	$98,760	$184,099	$421,746	$541,501
Adjustments (pre-tax):
Cost of goods sold:
Asset impairments(1)	10,926	—	10,926	—
Selling, general and administrative expenses:
Non-cash compensation(2)	4,136	5,831	14,315	17,559
Employer payroll taxes on option exercise(3)	—	—	11,717	—
Asset impairments(1)	—	—	8,154	7,354
Professional fees(4)	—	—	7,469	—
Compensation settlements(5)	—	—	3,483	—
Recall accrual(6)	—	340	560	840
Legal settlements(7)	(4,188)	—	(4,188)	—
Gain on sale of building and land(8)	(775)	—	(775)	—
Reorganization related costs(9)	—	—	—	449
Other expenses:
Loss on extinguishment of debt(10)	—	18,513	169,578	21,784
Gain on derivative instruments—net(11)	—	—	(1,724)	—
Amortization of debt discount(12)	—	4,023	—	15,869
Subtotal adjusted items	10,099	28,707	219,515	63,855
Impact of income tax items(13) (modified)	(427)	(6,518)	(191,621)	(9,774)
Share of equity method investments losses(14)	1,922	2,313	6,118	6,894
Adjusted net income(15) (modified)	$110,354	$208,601	$455,758	$602,476
(1)	The adjustments to cost of goods sold in the three and nine months ended October 29, 2022 represent inventory impairment. The adjustment to selling, general and administrative expense in the nine months ended October 29, 2022 includes asset impairment related to property and equipment of Galleries under construction, as well as lease impairment of $1.0 million due to the early exit of a leased facility. The adjustment to selling, general and administrative expense in the nine months ended October 30, 2021 represents asset impairments.
(2)	Represents the amortization of the non-cash compensation charge related to an option grant made to Mr. Friedman in October 2020.
(3)	Represents employer payroll tax expense related to the option exercise by Mr. Friedman in the first quarter of fiscal 2022.
(4)	Represents professional fees contingent upon the completion of certain transactions related to the 2023 Notes and 2024 Notes, including bond hedge and warrant terminations and convertible senior notes repurchases.
(5)	Represents compensation settlements related to the Rollover Units and Profit Interest Units in the Waterworks subsidiary.
(6)	Represents accruals associated with product recalls.
(7)	Represents a favorable legal settlement associated with a lease arrangement.
(8)	Represents gain on sale of building and land.

T-7	THIRD QUARTER 2022 FINANCIAL RESULTS

(9)	Represents severance costs and related payroll taxes associated with reorganizations.
(10)	The adjustment in the nine months ended October 29, 2022 represents a loss on extinguishment of debt related to the repurchase of $237 million of principal value of convertible senior notes, inclusive of the acceleration of amortization of debt issuance costs of $1.3 million. The adjustment in each of the three and nine months ended October 30, 2021 represent the loss on extinguishment of debt for a portion of the 2023 Notes that were early converted at the option of the noteholders.
(11)	Represents net gain on derivative instruments resulting from certain transactions related to the 2023 Notes and 2024 Notes, including bond hedge and warrant terminations and convertible senior notes repurchases.
(12)	Prior to the adoption of ASU 2020-06, certain convertible debt instruments that may be settled in cash on conversion were required to be separately accounted for as liability and equity components of the instrument in a manner that reflected the issuer’s non-convertible debt borrowing rate. Accordingly, in accounting for GAAP purposes through fiscal 2021 for the 2023 Notes and the 2024 Notes, we separated the 2023 Notes and 2024 Notes into liability (debt) and equity (conversion option) components and we amortized as debt discount an amount equal to the fair value of the equity components as interest expense on the 2023 Notes and 2024 Notes over their expected lives. The equity components represented the difference between the proceeds from the issuance of the 2023 Notes and 2024 Notes and the fair value of the liability components of the 2023 Notes and 2024 Notes, respectively. Amounts were presented net of interest capitalized for capital projects of $2.8 million and $8.4 million during the three and nine months ended October 30, 2021, respectively. No amortization of the debt discounts were recognized during the three and nine months ended October 30, 2022, since we recombined the previously outstanding equity component of the 2023 Notes and 2024 Notes upon the adoption of ASU 2020-06.
(13)	For fiscal 2022, we exclude the GAAP tax provision and apply a non-GAAP tax provision based upon (i) adjusted pre-tax net income, (ii) the projected annual adjusted tax rate and (iii) the exclusion of material discrete tax items that are unusual or infrequent, such as tax benefits related to the option exercise by Mr. Friedman in the first quarter of fiscal 2022. The adjustments for the three and nine months ended October 29, 2022 are based on adjusted tax rates of 24.9% and 20.9%, respectively. Our previously reported adjustments for the three and nine months ended October 29, 2022 in our originally filed Form 8-K on December 8, 2022 were based on an adjusted tax rate of 0.0%.

The adjustments for the three and nine months ended October 30, 2021 are based on adjusted tax rates of 22.6% and 15.3%, respectively, which exclude the tax impact associated with our share of equity method investments losses.

(14)	Represents our proportionate share of the losses of our equity method investments.
(15)	Adjusted net income is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. We define adjusted net income as consolidated net income, adjusted for the impact of certain non-recurring and other items that we do not consider representative of our underlying operating performance. Adjusted net income is included in this shareholder letter because our senior leadership team believes that adjusted net income provides meaningful supplemental information for investors regarding the performance of our business and facilitates a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses this non-GAAP financial measure in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter.

T-8	THIRD QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF DILUTED NET INCOME PER SHARE TO
ADJUSTED DILUTED NET INCOME PER SHARE

(Unaudited)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	OCTOBER 29,	OCTOBER 30,	OCTOBER 29,	OCTOBER 30,
	2022(1)	2021(2)	2022(3)	2021(2)
Diluted net income per share (restated)	$3.78	$5.88	$15.65	$17.19
Pro forma diluted net income per share(4) (modified)	$3.81	$6.21	$15.79	$18.37
Per share impact of adjustments (pre-tax)(5):
Loss on extinguishment of debt (modified)	—	0.62	6.35	0.74
Asset impairments	0.42	—	0.71	0.25
Non-cash compensation	0.16	0.20	0.54	0.60
Employer payroll taxes on option exercise	—	—	0.44	—
Professional fees	—	—	0.28	—
Compensation settlements	—	—	0.13	—
Recall accrual	—	0.01	0.02	0.03
Legal settlements	(0.16)	—	(0.16)	—
Gain on derivative instruments—net	—	—	(0.06)	—
Gain on sale of building and land	(0.03)	—	(0.03)	—
Amortization of debt discount	—	0.14	—	0.54
Reorganization related costs	—	—	—	0.01
Subtotal adjusted items (modified)	0.39	0.97	8.22	2.17
Impact of income tax items(5) (modified)	(0.01)	(0.22)	(7.18)	(0.33)
Share of equity method investments losses(5)	0.07	0.07	0.23	0.23
Adjusted diluted net income per share(6) (modified)	$4.26	$7.03	$17.06	$20.44
(1)	For the three months ended October 29, 2022, subsequent to the adoption of ASU 2020-06, for GAAP purposes, we incur dilution for the principal of the convertible notes assuming the if-converted method.
(2)	For the three and nine months ended October 30, 2021, prior to the adoption of ASU 2020-06, for GAAP purposes, we incurred dilution above the lower strike prices of the 2023 Notes and 2024 Notes of $193.65 and $211.40, respectively. However, we excluded from our adjusted diluted shares outstanding calculation the dilutive impact of the convertible notes between $193.65 and $309.84 for the 2023 Notes and between $211.40 and $338.24 for our 2024 Notes, based on the bond hedge contracts that were in place and would have delivered shares to offset dilution in these ranges. At stock prices in excess of $309.84 and $338.24, we incurred dilution related to the 2023 Notes and 2024 Notes, respectively, and we would have had an obligation to deliver additional shares in excess of the dilution protection provided by the bond hedges.
(3)	For GAAP purposes, for the nine months ended October 29, 2022, we incur dilution for the principal of the convertible notes assuming the if-converted method. For non-GAAP purposes, our adjusted diluted shares outstanding calculation excludes (i) the dilutive impact of the principal value of the convertible notes since we have the intent and ability to settle the principal value of such notes in cash and (ii) the dilutive impact of the convertible notes between $193.65 and $309.84 for our 2023 convertible senior notes and between $211.40 and $338.24 for our 2024 convertible senior notes, based on the bond hedge contracts that were in place and would have delivered shares to offset dilution in these ranges through the termination date of such contracts in the first quarter of fiscal 2022. Consistent with GAAP dilution, our adjusted diluted shares outstanding calculation includes the dilutive impact of stock prices in excess of $309.84 for our 2023 convertible senior notes and $338.24 for our 2024 convertible senior notes through the termination dates of the related bond hedge contracts in the first quarter of fiscal 2022, as we would have had an obligation to deliver additional shares in excess of the dilution protection provided by the bond hedges.
(4)	Pro forma diluted net income per share for the three months ended October 29, 2022 is calculated based on GAAP net income and pro forma diluted weighted-average shares of 25,934,498, which excludes dilution of 163,767 shares related to the 2023 Notes and 2024 Notes. Pro forma diluted net income per share for the nine months ended October 29, 2022 is calculated based on GAAP net income and pro forma diluted weighted-average shares of 26,709,075, which excludes dilution of 238,012 shares related to the 2023 Notes and 2024 Notes.

T-9	THIRD QUARTER 2022 FINANCIAL RESULTS

Pro forma diluted net income per share for the three months ended October 30, 2021 is calculated based on GAAP net income and pro forma diluted weighted-average shares of 29,666,353, which excludes dilution related to the 2023 Notes and 2024 Notes of 1,624,726 shares. Pro forma diluted net income per share for the nine months ended October 30, 2021 is calculated based on GAAP net income and pro forma diluted weighted-average shares of 29,471,139, which excludes dilution of 2,022,257 shares related to the 2023 Notes and 2024 Notes.

(5)	Refer to table titled “Reconciliation of GAAP Net Income to Adjusted Net Income” and the related footnotes for additional information.
(6)	Adjusted diluted net income per share is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. We define adjusted diluted net income per share as consolidated net income, adjusted for the impact of certain non-recurring and other items that we do not consider representative of our underlying operating performance divided by our pro forma share count. Adjusted diluted net income per share is included in this shareholder letter because our senior leadership team believes that adjusted diluted net income per share provides meaningful supplemental information for investors regarding the performance of our business and facilitates a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses this non-GAAP financial measure in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter.

T-10	THIRD QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(Unaudited)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	OCTOBER 29,	OCTOBER 30,	OCTOBER 29,	OCTOBER 30,
	2022	2021	2022	2021

	(dollars in thousands)
Net revenues	$869,066	$1,006,428	$2,817,978	$2,856,079
Gross profit	$420,778	$505,254	$1,442,579	$1,399,907
Asset impairments(1)	10,926	—	10,926	—
Adjusted gross profit(2)	$431,704	$505,254	$1,453,505	$1,399,907
Gross margin(3)	48.4%	50.2%	51.2%	49.0%
Adjusted gross margin(3)	49.7%	50.2%	51.6%	49.0%
(1)	Refer to table titled “Reconciliation of GAAP Net Income to Adjusted Net Income” and the related footnotes for additional information.
(2)	Adjusted gross profit is a supplemental measure of financial performance that are not required by, or presented in accordance with, GAAP. We define adjusted gross profit as consolidated gross profit, adjusted for the impact of certain non-recurring and other items that we do not consider representative of our underlying operating performance. Adjusted gross profit is included in this shareholder letter because our senior leadership team believes that adjusted gross profit provide meaningful supplemental information for investors regarding the performance of our business and facilitate a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses these non-GAAP financial measures in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter.
(3)	Gross margin is defined as gross profit divided by net revenues. Adjusted gross margin is defined as adjusted gross profit divided by net revenues.

T-11	THIRD QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES TO
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

(Unaudited)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	OCTOBER 29,	OCTOBER 30,	OCTOBER 29,	OCTOBER 30,
	2022	2021	2022	2021

	(dollars in thousands)
Selling, general and administrative expenses	$250,528	$232,715	$832,627	$690,492
Non-cash compensation(1)	4,136	5,831	14,315	17,559
Employer payroll taxes on option exercise(1)	—	—	11,717	—
Asset impairments(1)	—	—	8,154	7,354
Professional fees(1)	—	—	7,469	—
Compensation settlements(1)	—	—	3,483	—
Recall accrual(1)	—	340	560	840
Legal settlements(1)	(4,188)	—	(4,188)	—
Gain on sale of building and land(1)	(775)	—	(775)	—
Reorganizational related costs(1)	—	—	—	449
Adjusted selling, general and administrative expenses(2)	$251,355	$226,544	$791,892	$664,290
Net revenues	$869,066	$1,006,428	$2,817,978	$2,856,079
Selling, general and administrative expenses margin(3)	28.8%	23.1%	29.6%	24.2%
Adjusted selling, general and administrative expenses margin(3)	28.9%	22.5%	28.1%	23.3%
(1)	Refer to table titled “Reconciliation of GAAP Net Income to Adjusted Net Income” and the related footnotes for additional information.
(2)	Adjusted selling, general and administrative expenses is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. We define adjusted selling, general and administrative expenses as consolidated selling, general and administrative expenses, adjusted for the impact of certain non-recurring and other items that we do not consider representative of our underlying operating performance. Adjusted selling, general and administrative expenses is included in this shareholder letter because our senior leadership team believes that adjusted selling, general and administrative expenses provides meaningful supplemental information for investors regarding the performance of our business and facilitates a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses this non-GAAP financial measure in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter.
(3)	Selling, general and administrative expenses margin is defined as selling, general and administrative expenses divided by net revenues. Adjusted selling, general and administrative expenses margin is defined as adjusted selling, general and administrative expenses divided by net revenues.

T-12	THIRD QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF NET INCOME TO OPERATING INCOME
AND ADJUSTED OPERATING INCOME

(Unaudited)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	OCTOBER 29,	OCTOBER 30,	OCTOBER 29,	OCTOBER 30,
	2022	2021	2022	2021

	(dollars in thousands)
Net income	$98,760	$184,099	$421,746	$541,501
Income tax expense (benefit)	36,162	54,391	(70,867)	99,124
Interest expense—net	31,417	13,223	78,536	40,112
Loss on extinguishment of debt	—	18,513	169,578	21,784
Share of equity method investments losses	1,922	2,313	6,118	6,894
Other expense—net	1,989	—	4,841	—
Operating income	170,250	272,539	609,952	709,415
Asset impairments(1)	10,926	—	19,080	7,354
Non-cash compensation(1)	4,136	5,831	14,315	17,559
Employer payroll taxes on option exercise(1)	—	—	11,717	—
Professional fees(1)	—	—	7,469	—
Compensation settlement(1)	—	—	3,483	—
Recall accrual(1)	—	340	560	840
Legal settlements(1)	(4,188)	—	(4,188)	—
Gain on sale of building and land(1)	(775)	—	(775)	—
Reorganizational related costs(1)	—	—	—	449
Adjusted operating income(2)	$180,349	$278,710	$661,613	$735,617
Net revenues	$869,066	$1,006,428	$2,817,978	$2,856,079
Operating margin(3)	19.6%	27.1%	21.6%	24.8%
Adjusted operating margin(3)	20.8%	27.7%	23.5%	25.8%
(1)	Refer to table titled “Reconciliation of GAAP Net Income to Adjusted Net Income” and the related footnotes for additional information.
(2)	Adjusted operating income is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. We define adjusted operating income as consolidated operating income, adjusted for the impact of certain non-recurring and other items that we do not consider representative of our underlying operating performance. Adjusted operating income is included in this shareholder letter because our senior leadership team believes that adjusted operating income provides meaningful supplemental information for investors regarding the performance of our business and facilitates a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses this non-GAAP financial measure in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter.
(3)	Operating margin is defined as operating income divided by net revenues. Adjusted operating margin is defined as adjusted operating income divided by net revenues. We are not able to provide a reconciliation of our adjusted operating margin financial guidance or other non-GAAP financial guidance to the corresponding GAAP measure without unreasonable effort because of the uncertainty and variability of the nature and amount of the non-recurring and other items that are excluded from such non-GAAP financial measures. Such adjustments in future periods are generally expected to be similar to the kinds of charges excluded from such non-GAAP financial measure in prior periods. The exclusion of these charges and costs in future periods could have a significant impact on our non-GAAP financial measures.

T-13	THIRD QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA

(Unaudited)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	OCTOBER 29,	OCTOBER 30,	OCTOBER 29,	OCTOBER 30,
	2022	2021	2022	2021

	(in thousands)
Net income	$98,760	$184,099	$421,746	$541,501
Depreciation and amortization	28,032	24,819	79,760	71,375
Interest expense—net	31,417	13,223	78,536	40,112
Income tax expense (benefit)	36,162	54,391	(70,867)	99,124
EBITDA(1)	194,371	276,532	509,175	752,112
Loss on extinguishment of debt(2)	—	18,513	169,578	21,784
Non-cash compensation(3)	10,187	11,995	33,725	37,426
Asset impairments(2)	10,926	—	19,080	7,354
Employer payroll taxes on option exercise(2)	—	—	11,717	—
Professional fees(2)	—	—	7,469	—
Share of equity method investments losses(2)	1,922	2,313	6,118	6,894
Other expense—net(4)	1,989	—	4,841	—
Capitalized cloud computing amortization(5)	1,747	970	4,800	2,432
Compensation settlements(2)	—	—	3,483	—
Recall accrual(2)	—	340	560	840
Legal settlement(2)	(4,188)	—	(4,188)	—
Gain on sale of building and land(2)	(775)	—	(775)	—
Reorganizational related costs(2)	—	—	—	449
Adjusted EBITDA(1)	$216,179	$310,663	$765,583	$829,291
Net revenues	$869,066	$1,006,428	$2,817,978	$2,856,079
EBITDA margin(6)	22.4%	27.5%	18.1%	26.3%
Adjusted EBITDA margin(6)	24.9%	30.9%	27.2%	29.0%
(1)	EBITDA and Adjusted EBITDA are supplemental measures of financial performance that are not required by, or presented in accordance with, GAAP. We define EBITDA as consolidated net income before depreciation and amortization, interest expense—net and income tax expense (benefit). Adjusted EBITDA reflects further adjustments to EBITDA to eliminate the impact of non-cash compensation, as well as certain non-recurring and other items that we do not consider representative of our underlying operating performance. EBITDA and Adjusted EBITDA are included in this shareholder letter because our senior leadership team believes that these metrics provide meaningful supplemental information for investors regarding the performance of our business and facilitate a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses these non-GAAP financial measures in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. Our measures of EBITDA and Adjusted EBITDA are not necessarily comparable to other similarly titled captions for other companies due to different methods of calculation.
(2)	Refer to table titled “Reconciliation of GAAP Net Income to Adjusted Net Income” and the related footnotes for additional information.
(3)	Represents non-cash compensation related to equity awards granted to employees, including the non-cash compensation charge related to a fully vested option grant made to Mr. Friedman in October 2020.

T-14	THIRD QUARTER 2022 FINANCIAL RESULTS

(4)	The adjustments for the three and nine months ended October 29, 2022 include losses of $2.0 million and $6.6 million, respectively, due to unfavorable exchange rate changes affecting foreign currency denominated transactions, primarily between the U.S. dollar as compared to Pound Sterling and Euro, as well as foreign exchange losses from the remeasurement of an intercompany loan with a U.K. subsidiary. Additionally, the adjustment for the nine months ended October 29, 2022 includes a net gain on derivative instruments of $1.7 million, respectively, resulting from the completion of certain transactions related to the 2023 Notes and 2024 Notes, including bond hedge and warrant terminations and convertible senior notes repurchases.
(5)	Represents amortization associated with capitalized cloud computing costs.
(6)	EBITDA margin is defined as EBITDA divided by net revenues. Adjusted EBITDA margin is defined as adjusted EBITDA divided by net revenues.

T-15	THIRD QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF TRAILING TWELVE MONTHS NET INCOME

TO TRAILING TWELVE MONTHS EBITDA AND

TRAILING TWELVE MONTHS ADJUSTED EBITDA

(Unaudited)

TRAILING TWELVE MONTHS
OCTOBER 29, 2022
(in thousands)
Net income	$568,791
Depreciation and amortization	104,407
Interest expense—net	103,371
Income tax benefit—net	(36,433)
EBITDA(1)	740,136
Loss on extinguishment of debt(2)	176,932
Non-cash compensation(3)	44,777
Asset impairments(4)	21,356
Employer payroll taxes on option exercise(5)	11,717
Other expense—net(6)	7,619
Professional fees(7)	7,469
Share of equity method investments losses(8)	7,438
Capitalized cloud computing amortization(9)	5,933
Compensation settlements(10)	3,483
Recall accrual(11)	1,660
Legal settlements(12)	(4,188)
Gain on sale of building and land(13)	(775)
Adjusted EBITDA(1)	$1,023,557
(1)	Refer to footnote (1) within table titled “Reconciliation of Net Income to EBITDA and Adjusted EBITDA.”
(2)	Represents a loss on extinguishment of debt related to convertible senior note transactions in the first and second quarters of fiscal 2022, as well as losses related to a portion of the 2023 Notes and 2024 Notes that were early converted at the option of the noteholders.
(3)	Represents non-cash compensation related to equity awards granted to employees, including the non-cash compensation charge related to a fully vested option grant made to Mr. Friedman in October 2020.
(4)	Represents asset impairment related to inventory, asset impairment related to property and equipment of Galleries under construction and lease impairment due to the early exit of a leased facility.
(5)	Represents employer payroll tax expense related to the option exercise by Mr. Friedman in the first quarter of fiscal 2022.
(6)	Includes exchange rate changes affecting foreign currency denominated transactions, as well as to foreign exchange losses from the remeasurement of an intercompany loan with a U.K. subsidiary. Additionally, includes net gains on derivative instruments resulting from the completion of certain transactions related to the 2023 Notes and 2024 Notes, including bond hedge and warrant terminations and convertible senior notes repurchases.
(7)	Represents professional fees contingent upon the completion of certain transactions related to the 2023 Notes and 2024 Notes, including bond hedge and warrant terminations and convertible senior notes repurchases.
(8)	Represents our proportionate share of the losses of our equity method investments.
(9)	Represents amortization associated with capitalized cloud computing costs.
(10)	Represents compensation settlements related to the Rollover Units and Profit Interest Units in the Waterworks subsidiary.

T-16	THIRD QUARTER 2022 FINANCIAL RESULTS

(11)	Represents accruals associated with product recalls.
(12)	Represents a legal settlement associated with a lease arrangement.
(13)	Represents gain on sale of building and land.

T-17	THIRD QUARTER 2022 FINANCIAL RESULTS

CALCULATION OF TOTAL DEBT, TOTAL NET DEBT

AND RATIO OF TOTAL NET DEBT TO

TRAILING TWELVE MONTHS ADJUSTED EBITDA

(Unaudited)

	OCTOBER 29,	INTEREST
	2022	RATE(1)
	(dollars in thousands)
Asset based credit facility	$—	4.88%
Term loan B(2)	1,980,000	5.62%
Term loan B-2(2)	500,000	6.38%
Equipment promissory note(2)	1,691	4.56%
Convertible senior notes due 2023(2)	1,707	0.00%
Convertible senior notes due 2024(2)	41,904	0.00%
Notes payable for share repurchases	315	4.14%
Total debt	$2,525,617
Cash and cash equivalents	(2,150,466)
Total net debt(3)	$375,151
Trailing twelve months adjusted EBITDA(4)	$1,023,557
Ratio of total net debt to trailing twelve months adjusted EBITDA(4)	0.4
(1)	The interest rates for the asset based credit facility, term loans, equipment promissory note and notes payable for share repurchases represent the weighted-average interest rates as of October 29, 2022.
(2)	Amounts exclude discounts upon original issuance and third party offering and debt issuance costs.
(3)	Net debt excludes restricted cash of $3.9 million and non-recourse real estate loans of $18 million as of October 29, 2022 related to our consolidated variable interest entities from our joint venture activities. These real estate loans are secured by the assets of such entities and the associated creditors do not have recourse against RH’s general assets.
(4)	The ratio of total net debt to trailing twelve months adjusted EBITDA is calculated by dividing total net debt by trailing twelve months adjusted EBITDA. Refer to table titled “Reconciliation of Trailing Twelve Months Net Income to Trailing Twelve Months EBITDA and Trailing Twelve Months Adjusted EBITDA” and the related footnotes for definitions of EBITDA and adjusted EBITDA.

T-18	THIRD QUARTER 2022 FINANCIAL RESULTS